Exhibit 32.1

WINGS & THINGS, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Wings & Things, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.	the quarterly report on Form 10-Q of Wings & Things, Inc. for the quarter ended September 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Wings & Things, Inc.

Date: October 31, 2016	/s/ Greg L. Popp Greg L. Popp Principal Executive Officer Principal Financial Officer